Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	39
Exhibit B
Non-GAAP Financial Measure Reconciliations	45

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2015

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 45 and 46.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except per share amounts, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,489	$1,468	$1,518	$1,465	$1,499	$5,810	$5,950	$10	1%	$140	2%	$34	2%
Distribution fees	484	466	472	451	458	1,894	1,847	(26)	(5)%	(47)	(2)%	7	2%
Net investment income	409	484	423	321	460	1,741	1,688	51	12%	(53)	(3)%	139	43%
Premiums	359	353	368	360	374	1,385	1,455	15	4%	70	5%	14	4%
Other revenues	355	289	354	296	321	1,466	1,260	(34)	(10)%	(206)	(14)%	25	8%
Total revenues	3,096	3,060	3,135	2,893	3,112	12,296	12,200	16	1%	(96)	(1)%	219	8%
Banking and deposit interest expense	7	7	7	7	9	28	30	2	29%	2	7%	2	29%
Total net revenues	3,089	3,053	3,128	2,886	3,103	12,268	12,170	14	—	(98)	(1)%	217	8%

Expenses
Distribution expenses	827	819	835	806	816	3,236	3,276	(11)	(1)%	40	1%	10	1%
Interest credited to fixed accounts	184	172	160	171	165	713	668	(19)	(10)%	(45)	(6)%	(6)	(4)%
Benefits, claims, losses and settlement expenses	568	533	543	471	714	1,982	2,261	146	26%	279	14%	243	52%
Amortization of deferred acquisition costs	86	75	94	133	52	367	354	(34)	(40)%	(13)	(4)%	(81)	(61)%
Interest and debt expense	91	84	89	98	116	328	387	25	27%	59	18%	18	18%
General and administrative expense	775	752	792	744	794	3,095	3,082	19	2%	(13)	—	50	7%
Total expenses	2,531	2,435	2,513	2,423	2,657	9,721	10,028	126	5%	307	3%	234	10%

Income from continuing operations before income tax provision	558	618	615	463	446	2,547	2,142	(112)	(20)%	(405)	(16)%	(17)	(4)%
Income tax provision	104	139	139	111	66	545	455	(38)	(37)%	(90)	(17)%	(45)	(41)%
Income from continuing operations	454	479	476	352	380	2,002	1,687	(74)	(16)%	(315)	(16)%	28	8%
Income (loss) from discontinued operations, net of tax	(1)	—	—	—	—	(2)	—	1	#	2	#	—	—
Net income	453	479	476	352	380	2,000	1,687	(73)	(16)%	(313)	(16)%	28	8%
Less: Net income (loss) attributable to noncontrolling interests	28	86	61	(45)	23	381	125	(5)	(18)%	(256)	(67)%	68	#
Net income attributable to Ameriprise Financial	$425	$393	$415	$397	$357	$1,619	$1,562	$(68)	(16)%	$(57)	(4)%	$(40)	(10)%

Net Investment Income
Investment income on fixed maturities	$365	$354	$355	$346	$348	$1,479	$1,403	$(17)	(5)%	$(76)	(5)%	$2	1%
Realized investment gains (losses)	27	10	5	(10)	(1)	37	4	(28)	#	(33)	(89)%	9	90%
Affordable housing	(5)	(8)	(10)	(7)	7	(25)	(18)	12	#	7	28%	14	#
Other (including seed money)	23	23	19	(10)	36	93	68	13	57%	(25)	(27)%	46	#
Consolidated investment entities	(1)	105	54	2	70	157	231	71	#	74	47%	68	#
Total net investment income	$409	$484	$423	$321	$460	$1,741	$1,688	$51	12%	$(53)	(3)%	$139	43%

Earnings Per Share
Basic
Income from continuing operations	$2.27	$2.11	$2.26	$2.20	$2.02	$8.46	$8.60	$(0.25)	(11)%	$0.14	2%	$(0.18)	(8)%
Income (loss) from discontinued operations	(0.01)	—	—	—	—	(0.01)	—	0.01	#	0.01	#	—	—
Net income	$2.26	$2.11	$2.26	$2.20	$2.02	$8.45	$8.60	$(0.24)	(11)%	$0.15	2%	$(0.18)	(8)%

Diluted
Income from continuing operations	$2.23	$2.08	$2.23	$2.17	$2.00	$8.31	$8.48	$(0.23)	(10)%	$0.17	2%	$(0.17)	(8)%
Income (loss) from discontinued operations	(0.01)	—	—	—	—	(0.01)	—	0.01	#	0.01	#	—	—
Net income	$2.22	$2.08	$2.23	$2.17	$2.00	$8.30	$8.48	$(0.22)	(10)%	$0.18	2%	$(0.17)	(8)%
Earnings per diluted share growth (from continuing operations)	51.7%	3.5%	16.8%	—	(10.3)%	28.6%	2.0%	(62.0)%		(26.6)%		(10.3)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	187.9	186.3	183.8	180.4	176.6	191.6	181.7	(11.3)	(6)%	(9.9)	(5)%	(3.8)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	3.3	2.8	2.6	2.3	2.3	3.4	2.5	(1.0)	(30)%	(0.9)	(26)%	—	—
Diluted weighted average common shares outstanding	191.2	189.1	186.4	182.7	178.9	195.0	184.2	(12.3)	(6)%	(10.8)	(6)%	(3.8)	(2)%

Metrics
Net revenue growth	4.9%	1.9%	1.8%	(7.2)%	0.5%	9.5%	(0.8)%	(4.4)%		(10.3)%		7.7%
Pretax income margin (1)	18.1%	20.2%	19.7%	16.0%	14.4%	20.8%	17.6%	(3.7)%		(3.2)%		(1.6)%
Effective tax rate	18.7%	22.5%	22.6%	24.1%	14.8%	21.4%	21.3%	(3.9)%		(0.1)%		(9.3)%
Effective tax rate excluding noncontrolling interests (2)	19.7%	26.1%	25.1%	21.9%	15.6%	25.2%	22.6%	(4.1)%		(2.6)%		(6.3)%

Ameriprise Financial shareholders’ equity / outstanding shares (3)	$43.47	$44.27	$43.25	$42.76	$41.33	$43.47	$41.33	$(2.14)	(5)%	$(2.14)	(5)%	$(1.43)	(3)%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(4)	$39.93	$40.47	$40.50	$40.18	$39.89	$39.93	$39.89	$(0.04)	—	$(0.04)	—	$(0.29)	(1)%

(1)       Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)       See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 45 and 46.

(3)       Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)       Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$3,089	$3,053	$3,128	$2,886	$3,103	$12,268	$12,170	$14	—	$(98)	(1)%	$217	8%
Less revenues attributable to the CIEs	108	149	141	43	113	651	446	5	5%	(205)	(31)%	70	#
Less net realized investment gains (losses) (1)	27	10	5	(10)	(1)	37	4	(28)	#	(33)	(89)%	9	90%
Less market impact on indexed universal life benefits (1)	(11)	(4)	—	9	2	(11)	7	13	#	18	#	(7)	(78)%
Less market impact of hedges on investments	—	—	(1)	(31)	11	—	(21)	11	—	(21)	—	42	#
Operating total net revenues (2)	$2,965	$2,898	$2,983	$2,875	$2,978	$11,591	$11,734	$13	—	$143	1%	$103	4%

Earnings
Net income attributable to Ameriprise Financial	$425	$393	$415	$397	$357	$1,619	$1,562	$(68)	(16)%	$(57)	(4)%	$(40)	(10)%
Less income (loss) from discontinued operations, net of tax	(1)	—	—	—	—	(2)	—	1	#	2	#	—	—
Net income from continuing operations attributable to Ameriprise Financial	426	393	415	397	357	1,621	1,562	(69)	(16)%	(59)	(4)%	(40)	(10)%
Integration/restructuring charges, net of tax (3)	—	—	1	2	—	—	3	—	—	3	—	(2)	#
Market impact on variable annuity guaranteed benefits, net of tax (1)(3)	21	22	23	3	91	61	139	70	#	78	#	88	#
Market impact on indexed universal life benefits, net of tax (1)(3)	10	4	(3)	—	—	4	1	(10)	#	(3)	(75)%	—	—
Market impact of hedges on investments, net of tax (3)	—	—	1	20	(7)	—	14	(7)	—	14	—	(27)	#
Less net realized investment gains (losses), net of tax (1)(3)	17	7	3	(7)	—	24	3	(17)	#	(21)	(88)%	7	#
Operating earnings (2)	$440	$412	$434	$429	$441	$1,662	$1,716	$1	—	$54	3%	$12	3%

Pretax Earnings
Income from continuing operations before income tax provision	$558	$618	$615	$463	$446	$2,547	$2,142	$(112)	(20)%	$(405)	(16)%	$(17)	(4)%
Less net income (loss) attributable to noncontrolling interests	28	86	61	(45)	23	381	125	(5)	(18)%	(256)	(67)%	68	#
Pretax earnings excluding CIEs	530	532	554	508	423	2,166	2,017	(107)	(20)%	(149)	(7)%	(85)	(17)%
Integration/restructuring charges	—	—	1	3	1	—	5	1	—	5	—	(2)	(67)%
Market impact on variable annuity guaranteed benefits (1)	34	34	36	5	139	94	214	105	#	120	#	134	#
Market impact on indexed universal life benefits (1)	15	6	(5)	1	(1)	6	1	(16)	#	(5)	(83)%	(2)	#
Market impact of hedges on investments	—	—	1	31	(11)	—	21	(11)	—	21	—	(42)	#
Less net realized investment gains (losses) (1)	27	10	5	(10)	(1)	37	4	(28)	#	(33)	(89)%	9	90%
Pretax operating earnings (2)	$552	$562	$582	$558	$552	$2,229	$2,254	$—	—	$25	1%	$(6)	(1)%

Pretax Operating Margin (2)(4)	18.6%	19.4%	19.5%	19.4%	18.5%	19.2%	19.2%	(0.1)%		—		(0.9)%

Operating Effective Tax Rate (2)(5)	20.3%	26.7%	25.4%	23.1%	20.1%	25.4%	23.9%	(0.2)%		(1.5)%		(3.0)%

Weighted Average Common Shares Outstanding
Basic	187.9	186.3	183.8	180.4	176.6	191.6	181.7	(11.3)	(6)%	(9.9)	(5)%	(3.8)	(2)%
Diluted	191.2	189.1	186.4	182.7	178.9	195.0	184.2	(12.3)	(6)%	(10.8)	(6)%	(3.8)	(2)%

Operating Earnings Per Share (2)
Basic operating earnings per share	$2.34	$2.21	$2.36	$2.38	$2.50	$8.67	$9.44	$0.16	7%	$0.77	9%	$0.12	5%
Operating earnings per diluted share	$2.30	$2.18	$2.33	$2.35	$2.47	$8.52	$9.32	$0.17	7%	$0.80	9%	$0.12	5%

Return on Equity
Return on equity excluding AOCI (2)(5)	21.5%	21.5%	22.1%	22.0%	21.4%	21.5%	21.4%	(0.1)%		(0.1)%		(0.6)%
Operating return on equity excluding AOCI (2)(5)	23.0%	23.1%	23.5%	24.0%	24.3%	23.0%	24.3%	1.3%		1.3%		0.3%

(1)     Operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable:  hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)     See non-GAAP financial information on pg 34.

(3)     Calculated using the statutory tax rate of 35%.

(4)     Defined as pretax operating earnings as a percentage of operating total net revenues.

(5)     Non-GAAP financial measure reconciliations can be found on pg 45.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions except per share amounts, headcount and where noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$42.28	$42.84	$41.91	$41.86	$40.58	$42.28	$40.58	$(1.70)	(4)%	$(1.70)	(4)%	$(1.28)	(3)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.67	$38.96	$39.09	$39.20	$39.10	$38.67	$39.10	$0.43	1%	$0.43	1%	$(0.10)	—

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	5.3%	3.1%	2.3%	(0.8)%	0.4%	6.8%	1.2%	(4.9)%		(5.6)%		1.2%
Operating earnings per diluted share growth: Target 12 - 15%	23.0%	6.9%	12.0%	11.9%	7.4%	20.9%	9.4%	(15.6)%		(11.5)%		(4.5)%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	23.0%	23.1%	23.5%	24.0%	24.3%	23.0%	24.3%	1.3%		1.3%		0.3%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.4%	27.2%	28.0%	28.4%	27.3%	27.4%	27.3%	(0.1)%		(0.1)%		(1.1)%

Goodwill and Intangible Assets	$2,010	$1,982	$1,997	$1,982	$1,981	$2,010	$1,981	$(29)	(1)%	$(29)	(1)%	$(1)	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$174,088	$179,361	$181,127	$173,000	$179,574	$174,088	$179,574	$5,486	3%	$5,486	3%	$6,574	4%
Asset Management AUM	505,588	506,310	503,093	471,078	471,888	505,588	471,888	(33,700)	(7)%	(33,700)	(7)%	810	—
Corporate AUM	826	756	723	693	670	826	670	(156)	(19)%	(156)	(19)%	(23)	(3)%
Eliminations	(21,885)	(22,489)	(23,255)	(22,200)	(23,074)	(21,885)	(23,074)	(1,189)	(5)%	(1,189)	(5)%	(874)	(4)%
Total Assets Under Management	658,617	663,938	661,688	622,571	629,058	658,617	629,058	(29,559)	(4)%	(29,559)	(4)%	6,487	1%
Total Assets Under Administration	147,560	150,836	149,385	143,183	147,677	147,560	147,677	117	—	117	—	4,494	3%
Total AUM and AUA	$806,177	$814,774	$811,073	$765,754	$776,735	$806,177	$776,735	$(29,442)	(4)%	$(29,442)	(4)%	$10,981	1%

Business Metrics
Total Ameriprise client assets	$444,391	$452,969	$453,336	$433,458	$447,120	$444,391	$447,120	$2,729	1%	$2,729	1%	$13,662	3%
Total branded financial advisors	9,672	9,691	9,721	9,814	9,789	9,672	9,789	117	1%	117	1%	(25)	—

Net Flows and Net Deposits
Branded advisor wrap	$3,130	$2,802	$3,278	$2,980	$2,093	$14,188	$11,153	$(1,037)	(33)%	$(3,035)	(21)%	$(887)	(30)%
Asset Management	5,682	(5,821)	(1,959)	(7,371)	(692)	2,092	(15,843)	(6,374)	#	(17,935)	#	6,679	91%
Annuities	(721)	(950)	(901)	(634)	(541)	(3,192)	(3,026)	180	25%	166	5%	93	15%
Variable universal life / Universal life	(30)	(48)	(44)	(46)	(19)	(138)	(157)	11	37%	(19)	(14)%	27	59%

S&P 500
Daily average	2,012	2,064	2,102	2,027	2,052	1,931	2,061	40	2%	130	7%	25	1%
Period end	2,059	2,068	2,063	1,920	2,044	2,059	2,044	(15)	(1)%	(15)	(1)%	124	6%

(1)      See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 45 and 46.

(2)      Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)      Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Common shares
Beginning balance	185.4	183.1	181.8	178.7	175.0	192.1	183.1	(10.4)	(6)%	(9.0)	(5)%	(3.7)	(2)%
Repurchases	(2.7)	(2.6)	(3.4)	(3.8)	(4.1)	(11.8)	(13.9)	(1.4)	(52)%	(2.1)	(18)%	(0.3)	(8)%
Issuances	0.9	2.0	0.4	0.2	0.1	5.7	2.7	(0.8)	(89)%	(3.0)	(53)%	(0.1)	(50)%
Other	(0.5)	(0.7)	(0.1)	(0.1)	—	(2.9)	(0.9)	0.5	#	2.0	69%	0.1	#
Total common shares outstanding	183.1	181.8	178.7	175.0	171.0	183.1	171.0	(12.1)	(7)%	(12.1)	(7)%	(4.0)	(2)%
Restricted stock units	3.8	3.3	3.4	3.4	3.6	3.8	3.6	(0.2)	(5)%	(0.2)	(5)%	0.2	6%
Total basic common shares outstanding	186.9	185.1	182.1	178.4	174.6	186.9	174.6	(12.3)	(7)%	(12.3)	(7)%	(3.8)	(2)%
Total potentially dilutive shares	3.2	2.7	2.5	2.2	2.2	3.2	2.2	(1.0)	(31)%	(1.0)	(31)%	—	—
Total diluted shares	190.1	187.8	184.6	180.6	176.8	190.1	176.8	(13.3)	(7)%	(13.3)	(7)%	(3.8)	(2)%

Capital Returned to Shareholders
Dividends paid	$109	$110	$124	$121	$119	$435	$474	$10	9%	$39	9%	$(2)	(2)%
Common stock share repurchases	$335	$349	$425	$450	$450	$1,372	$1,674	$115	34%	$302	22%	$—	—

Allocated Capital (1)
Advice & Wealth Management	$510	$516	$521	$528	$543	$510	$543	$33	6%	$33	6%	$15	3%
Asset Management	1,884	1,872	1,854	1,836	1,847	1,884	1,847	(37)	(2)%	(37)	(2)%	11	1%
Annuities	1,982	1,987	1,941	1,900	1,893	1,982	1,893	(89)	(4)%	(89)	(4)%	(7)	—
Protection	1,962	1,975	2,014	2,009	2,045	1,962	2,045	83	4%	83	4%	36	2%
Corporate & Other	3,884	3,856	3,782	3,674	3,094	3,884	3,094	(790)	(20)%	(790)	(20)%	(580)	(16)%
Total allocated capital	$10,222	$10,206	$10,112	$9,947	$9,422	$10,222	$9,422	$(800)	(8)%	$(800)	(8)%	$(525)	(5)%

(1)   Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount and capital lease obligations.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,249	$1,228	$1,274	$1,245	$1,266	$4,806	$5,013	$17	1%	$207	4%	$21	2%
Operating expenses	1,037	1,018	1,054	1,026	1,056	4,014	4,154	19	2%	140	3%	30	3%
Pretax operating earnings	$212	$210	$220	$219	$210	$792	$859	$(2)	(1)%	$67	8%	$(9)	(4)%

Allocated capital	$510	$516	$521	$528	$543	$510	$543	$33	6%	$33	6%	$15	3%
Operating return on allocated capital (1)	120.5%	121.6%	124.3%	126.8%	125.0%	120.5%	125.0%	4.5%		4.5%		(1.8)%
Pretax operating margin	17.0%	17.1%	17.3%	17.6%	16.6%	16.5%	17.1%	(0.4)%		0.6%		(1.0)%

Asset Management
Operating total net revenues	$830	$807	$832	$782	$833	$3,320	$3,254	$3	—	$(66)	(2)%	$51	7%
Operating expenses	632	616	635	602	640	2,532	2,493	8	1%	(39)	(2)%	38	6%
Pretax operating earnings	$198	$191	$197	$180	$193	$788	$761	$(5)	(3)%	$(27)	(3)%	$13	7%

Allocated capital	$1,884	$1,872	$1,854	$1,836	$1,847	$1,884	$1,847	$(37)	(2)%	$(37)	(2)%	$11	1%
Operating return on allocated capital (1)	31.3%	31.5%	31.9%	31.2%	31.2%	31.3%	31.2%	(0.1)%		(0.1)%		—
Pretax operating margin	23.9%	23.7%	23.7%	23.0%	23.2%	23.7%	23.4%	(0.7)%		(0.3)%		0.2%

Operating total net revenues	$830	$807	$832	$782	$833	$3,320	$3,254	$3	—	$(66)	(2)%	$51	7%
Distribution pass thru revenues	(231)	(218)	(219)	(214)	(211)	(929)	(862)	20	9%	67	7%	3	1%
Subadvisory and other pass thru revenues	(99)	(103)	(102)	(95)	(107)	(400)	(407)	(8)	(8)%	(7)	(2)%	(12)	(13)%
Adjusted operating revenues (2)	$500	$486	$511	$473	$515	$1,991	$1,985	$15	3%	$(6)	—	$42	9%

Pretax operating earnings	$198	$191	$197	$180	$193	$788	$761	$(5)	(3)%	$(27)	(3)%	$13	7%
Operating net investment income	(6)	(6)	(4)	(1)	(12)	(30)	(23)	(6)	#	7	23%	(11)	#
Amortization of intangibles	8	8	7	6	6	34	27	(2)	(25)%	(7)	(21)%	—	—
Adjusted operating earnings (2)	$200	$193	$200	$185	$187	$792	$765	$(13)	(7)%	$(27)	(3)%	$2	1%

Adjusted net pretax operating margin (2)(3)	40.0%	39.7%	39.1%	39.1%	36.3%	39.8%	38.5%	(3.7)%		(1.3)%		(2.8)%

Annuities
Operating total net revenues	$649	$631	$651	$632	$627	$2,591	$2,541	$(22)	(3)%	$(50)	(2)%	$(5)	(1)%
Operating expenses	490	459	501	456	475	1,958	1,891	(15)	(3)%	(67)	(3)%	19	4%
Pretax operating earnings	$159	$172	$150	$176	$152	$633	$650	$(7)	(4)%	$17	3%	$(24)	(14)%

Allocated capital	$1,982	$1,987	$1,941	$1,900	$1,893	$1,982	$1,893	$(89)	(4)%	$(89)	(4)%	$(7)	—
Operating return on allocated capital (1)	19.3%	20.7%	22.1%	25.6%	25.5%	19.3%	25.5%	6.2%		6.2%		(0.1)%
Pretax operating margin	24.5%	27.3%	23.0%	27.8%	24.2%	24.4%	25.6%	(0.3)%		1.2%		(3.6)%

Protection
Operating total net revenues	$600	$590	$600	$586	$608	$2,287	$2,384	$8	1%	$97	4%	$22	4%
Operating expenses	570	539	528	561	573	2,041	2,201	3	1%	160	8%	12	2%
Pretax operating earnings	$30	$51	$72	$25	$35	$246	$183	$5	17%	$(63)	(26)%	$10	40%

Allocated capital	$1,962	$1,975	$2,014	$2,009	$2,045	$1,962	$2,045	$83	4%	$83	4%	$36	2%
Operating return on allocated capital (1)	9.6%	9.1%	8.4%	6.8%	6.9%	9.6%	6.9%	(2.7)%		(2.7)%		0.1%
Pretax operating margin	5.0%	8.6%	12.0%	4.3%	5.8%	10.8%	7.7%	0.8%		(3.1)%		1.5%

Corporate & Other
Operating total net revenues	$1	$(6)	$(2)	$(4)	$15	$4	$3	$14	#	$(1)	(25)%	$19	#
Operating expenses	48	56	55	38	53	234	202	5	10%	(32)	(14)%	15	39%
Pretax operating loss	$(47)	$(62)	$(57)	$(42)	$(38)	$(230)	$(199)	$9	19%	$31	13%	$4	10%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        See non-GAAP financial information on pg 34.

(3)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$633	$637	$666	$658	$668	$2,413	$2,629	$35	6%	$216	9%	$10	2%
Distribution fees	571	543	561	540	551	2,213	2,195	(20)	(4)%	(18)	(1)%	11	2%
Net investment income	35	35	35	38	38	136	146	3	9%	10	7%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	17	20	19	16	18	72	73	1	6%	1	1%	2	13%
Total revenues	1,256	1,235	1,281	1,252	1,275	4,834	5,043	19	2%	209	4%	23	2%
Banking and deposit interest expense	7	7	7	7	9	28	30	2	29%	2	7%	2	29%
Operating total net revenues	1,249	1,228	1,274	1,245	1,266	4,806	5,013	17	1%	207	4%	21	2%

Expenses
Distribution expenses	760	757	783	764	777	2,943	3,081	17	2%	138	5%	13	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	1	2	2	2	2	6	8	1	#	2	33%	—	—
General and administrative expense	276	259	269	260	277	1,065	1,065	1	—	—	—	17	7%
Operating expenses	1,037	1,018	1,054	1,026	1,056	4,014	4,154	19	2%	140	3%	30	3%
Pretax operating earnings	$212	$210	$220	$219	$210	$792	$859	$(2)	(1)%	$67	8%	$(9)	(4)%

Pretax operating margin	17.0%	17.1%	17.3%	17.6%	16.6%	16.5%	17.1%	(0.4)%		0.6%		(1.0)%

Return on Capital
Allocated capital	$510	$516	$521	$528	$543	$510	$543	$33	6%	$33	6%	$15	3%
Operating return on allocated capital (1)	120.5%	121.6%	124.3%	126.8%	125.0%	120.5%	125.0%	4.5%		4.5%		(1.8)%

On-balance sheet deposits	$7,674	$7,885	$7,825	$8,049	$8,638	$7,674	$8,638	$964	13%	$964	13%	$589	7%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$10	$10	$15	$11	$10	$40	$46	$—	—	$6	15%	$(1)	(9)%
Allocated capital	$236	$241	$243	$251	$268	$236	$268	$32	14%	$32	14%	$17	7%
Operating return on allocated capital (1)	12.9%	12.0%	13.9%	14.5%	14.1%	12.9%	14.1%	1.2%		1.2%		(0.4)%

Wealth Management & Distribution
Pretax operating earnings	$202	$200	$205	$208	$200	$752	$813	$(2)	(1)%	$61	8%	$(8)	(4)%
Allocated capital	$274	$275	$278	$277	$275	$274	$275	$1	—	$1	—	$(2)	(1)%
Operating return on allocated capital (1)	217.1%	218.5%	220.2%	225.3%	224.5%	217.1%	224.5%	7.4%		7.4%		(0.8)%

Financial Plans
Branded financial plan net cash sales	$70	$62	$65	$62	$74	$251	$263	$4	6%	$12	5%	$12	19%

Financial Advisors
Employee advisors	2,083	2,084	2,082	2,099	2,083	2,083	2,083	—	—	—	—	(16)	(1)%
Franchisee advisors	7,589	7,607	7,639	7,715	7,706	7,589	7,706	117	2%	117	2%	(9)	—
Total branded financial advisors	9,672	9,691	9,721	9,814	9,789	9,672	9,789	117	1%	117	1%	(25)	—

Operating total net revenues per financial advisor (in thousands) (2)	$129	$127	$131	$127	$129	$496	$514	$—	—	$18	4%	$2	2%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$496	$505	$512	$514	$514	$496	$514	$18	4%	$18	4%	$—	—

Advisor Retention
Employee	91.2%	91.0%	91.1%	91.0%	91.0%	91.2%	91.0%	(0.2)%		(0.2)%		—
Franchisee	94.5%	94.3%	94.2%	94.2%	94.2%	94.5%	94.2%	(0.3)%		(0.3)%		—

Total Client Assets (at period end)	$444,391	$452,969	$453,336	$433,458	$447,120	$444,391	$447,120	$2,729	1%	$2,729	1%	$13,662	3%

Total Wrap Accounts
Beginning assets	$169,227	$174,670	$180,044	$181,853	$173,788	$153,512	$174,670	$4,561	3%	$21,158	14%	$(8,065)	(4)%
Net flows	3,130	2,802	3,278	2,980	2,093	14,188	11,153	(1,037)	(33)%	(3,035)	(21)%	(887)	(30)%
Market appreciation (depreciation) and other	2,313	2,572	(1,469)	(11,045)	4,607	6,970	(5,335)	2,294	99%	(12,305)	#	15,652	#
Total wrap ending assets	$174,670	$180,044	$181,853	$173,788	$180,488	$174,670	$180,488	$5,818	3%	$5,818	3%	$6,700	4%

Advisory wrap account assets ending balance (4)	$173,489	$178,749	$180,451	$172,342	$178,879	$173,489	$178,879	5,390	3%	5,390	3%	6,537	4%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Year-to-date is sum of current and prior quarters for the year under review.

(3)        Trailing twelve months is the sum of the last four quarters.

(4)        Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts.  Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

#            Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Asset Management Segment

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$698	$674	$696	$656	$697	$2,791	$2,723	$(1)	—	$(68)	(2)%	$41	6%
Distribution fees	125	125	128	123	123	493	499	(2)	(2)%	6	1%	—	—
Net investment income	6	6	4	1	12	30	23	6	#	(7)	(23)%	11	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	2	4	2	1	6	9	—	—	3	50%	(1)	(50)%
Total revenues	830	807	832	782	833	3,320	3,254	3	—	(66)	(2)%	51	7%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	830	807	832	782	833	3,320	3,254	3	—	(66)	(2)%	51	7%

Expenses
Distribution expenses	285	278	278	270	265	1,148	1,091	(20)	(7)%	(57)	(5)%	(5)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	3	3	5	4	5	15	17	2	67%	2	13%	1	25%
Interest and debt expense	7	6	7	6	6	26	25	(1)	(14)%	(1)	(4)%	—	—
General and administrative expense	337	329	345	322	364	1,343	1,360	27	8%	17	1%	42	13%
Operating expenses	632	616	635	602	640	2,532	2,493	8	1%	(39)	(2)%	38	6%

Pretax operating earnings	$198	$191	$197	$180	$193	$788	$761	$(5)	(3)%	$(27)	(3)%	$13	7%

Pretax operating margin	23.9%	23.7%	23.7%	23.0%	23.2%	23.7%	23.4%	(0.7)%		(0.3)%		0.2%

Operating total net revenues	$830	$807	$832	$782	$833	$3,320	$3,254	$3	—	$(66)	(2)%	$51	7%
Distribution pass thru revenues	(231)	(218)	(219)	(214)	(211)	(929)	(862)	20	9%	67	7%	3	1%
Subadvisory and other pass thru revenues	(99)	(103)	(102)	(95)	(107)	(400)	(407)	(8)	(8)%	(7)	(2)%	(12)	(13)%
Adjusted operating revenues (1)	$500	$486	$511	$473	$515	$1,991	$1,985	$15	3%	$(6)	—	$42	9%

Pretax operating earnings	$198	$191	$197	$180	$193	$788	$761	$(5)	(3)%	$(27)	(3)%	$13	7%
Operating net investment income	(6)	(6)	(4)	(1)	(12)	(30)	(23)	(6)	#	7	23%	(11)	#
Amortization of intangibles	8	8	7	6	6	34	27	(2)	(25)%	(7)	(21)%	—	—
Adjusted operating earnings (1)	$200	$193	$200	$185	$187	$792	$765	$(13)	(7)%	$(27)	(3)%	$2	1%

Adjusted net pretax operating margin (1)(2)	40.0%	39.7%	39.1%	39.1%	36.3%	39.8%	38.5%	(3.7)%		(1.3)%		(2.8)%

Return on Capital
Allocated capital	$1,884	$1,872	$1,854	$1,836	$1,847	$1,884	$1,847	$(37)	(2)%	$(37)	(2)%	$11	1%
Operating return on allocated capital (3)	31.3%	31.5%	31.9%	31.2%	31.2%	31.3%	31.2%	(0.1)%		(0.1)%		—

(1)        See non-GAAP financial information on pg 34.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

#            Variance equal to or greater than 100%.

Ameriprise Financial, Inc.
Asset Management Segment
Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$7,136	$(3,199)	$(285)	$(4,994)	$(453)	$2,332	$(8,931)	$(7,589)	#	$(11,263)	#	$4,541	91%
Threadneedle managed asset net flows	(1,073)	(1,116)	(756)	(3,633)	174	45	(5,331)	1,247	#	(5,376)	#	3,807	#
Sub-advised eliminations	(381)	(1,506)	(918)	1,256	(413)	(285)	(1,581)	(32)	(8)%	(1,296)	#	(1,669)	#
Total managed asset net flows	$5,682	$(5,821)	$(1,959)	$(7,371)	$(692)	$2,092	$(15,843)	$(6,374)	#	$(17,935)	#	$6,679	91%

Total Managed Assets Reconciliations
Columbia managed assets	$361,190	$364,186	$358,528	$336,236	$334,670	$361,190	$334,670	$(26,520)	(7)%	$(26,520)	(7)%	$(1,566)	—
Threadneedle managed assets	147,883	147,235	150,716	139,152	142,110	147,883	142,110	(5,773)	(4)%	(5,773)	(4)%	2,958	2%
Sub-advised eliminations	(3,485)	(5,111)	(6,151)	(4,310)	(4,892)	(3,485)	(4,892)	(1,407)	(40)%	(1,407)	(40)%	(582)	(14)%
Total managed assets	$505,588	$506,310	$503,093	$471,078	$471,888	$505,588	$471,888	$(33,700)	(7)%	$(33,700)	(7)%	$810	—

Total Managed Assets by Type
Equity	$278,052	$279,395	$276,974	$248,925	$255,466	$278,052	$255,466	$(22,586)	(8)%	$(22,586)	(8)%	$6,541	3%
Fixed income	193,355	192,009	188,592	184,727	176,596	193,355	176,596	(16,759)	(9)%	(16,759)	(9)%	(8,131)	(4)%
Money market	6,660	6,918	7,039	6,524	7,467	6,660	7,467	807	12%	807	12%	943	14%
Alternative	7,453	7,372	7,941	8,272	8,198	7,453	8,198	745	10%	745	10%	(74)	(1)%
Hybrid and other	20,068	20,616	22,547	22,630	24,161	20,068	24,161	4,093	20%	4,093	20%	1,531	7%
Total managed assets by type	$505,588	$506,310	$503,093	$471,078	$471,888	$505,588	$471,888	$(33,700)	(7)%	$(33,700)	(7)%	$810	—

Average Managed Assets by Type (1)
Equity	$279,786	$279,148	$280,553	$266,179	$257,682	$279,378	$271,458	$(22,104)	(8)%	$(7,920)	(3)%	$(8,497)	(3)%
Fixed income	194,701	193,845	190,643	187,341	180,990	195,937	188,150	(13,711)	(7)%	(7,787)	(4)%	(6,351)	(3)%
Money market	6,538	6,457	6,895	6,715	7,267	6,613	6,834	729	11%	221	3%	552	8%
Alternative	7,383	7,411	7,814	7,912	8,297	7,018	7,858	914	12%	840	12%	385	5%
Hybrid and other	19,638	20,341	21,707	22,805	23,731	18,322	22,195	4,093	21%	3,873	21%	926	4%
Total average managed assets by type	$508,046	$507,202	$507,612	$490,952	$477,967	$507,268	$496,495	$(30,079)	(6)%	$(10,773)	(2)%	$(12,985)	(3)%

(1)Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$237,034	$237,652	$239,501	$234,843	$215,901	$239,393	$237,652	$(21,133)	(9)%	$(1,741)	(1)%	$(18,942)	(8)%
Mutual fund inflows	9,545	9,227	8,776	7,871	9,271	35,954	35,145	(274)	(3)%	(809)	(2)%	1,400	18%
Mutual fund outflows	(12,779)	(12,292)	(12,811)	(12,446)	(12,719)	(47,355)	(50,268)	60	—	(2,913)	(6)%	(273)	(2)%
Net VP/VIT fund flows	(255)	(265)	(208)	(163)	(101)	(924)	(737)	154	60%	187	20%	62	38%
Net new flows	(3,489)	(3,330)	(4,243)	(4,738)	(3,549)	(12,325)	(15,860)	(60)	(2)%	(3,535)	(29)%	1,189	25%
Reinvested dividends	8,995	469	3,571	606	8,584	13,419	13,230	(411)	(5)%	(189)	(1)%	7,978	#
Net flows	5,506	(2,861)	(672)	(4,132)	5,035	1,094	(2,630)	(471)	(9)%	(3,724)	#	9,167	#
Distributions	(10,652)	(595)	(4,122)	(734)	(10,290)	(15,941)	(15,741)	362	3%	200	1%	(9,556)	#
Market appreciation (depreciation) and other	5,764	5,305	136	(14,076)	7,728	13,106	(907)	1,964	34%	(14,013)	#	21,804	#
Total ending assets	237,652	239,501	234,843	215,901	218,374	237,652	218,374	(19,278)	(8)%	(19,278)	(8)%	2,473	1%

% of total retail assets sub-advised	20.2%	21.6%	21.8%	21.5%	20.2%	20.2%	20.2%	—		—		(1.3)%

Institutional
Beginning assets	78,019	80,709	81,752	81,263	77,273	75,648	80,709	(746)	(1)%	5,061	7%	(3,990)	(5)%
Inflows	5,806	4,946	5,140	4,352	3,961	20,466	18,399	(1,845)	(32)%	(2,067)	(10)%	(391)	(9)%
Outflows	(4,702)	(5,301)	(5,227)	(5,696)	(9,199)	(20,218)	(25,423)	(4,497)	(96)%	(5,205)	(26)%	(3,503)	(61)%
Net flows	1,104	(355)	(87)	(1,344)	(5,238)	248	(7,024)	(6,342)	#	(7,272)	#	(3,894)	#
Market appreciation (depreciation) and other (1)	1,586	1,398	(402)	(2,646)	2,251	4,813	601	665	42%	(4,212)	(88)%	4,897	#
Total ending assets	80,709	81,752	81,263	77,273	74,286	80,709	74,286	(6,423)	(8)%	(6,423)	(8)%	(2,987)	(4)%

Alternative
Beginning assets	6,230	6,745	6,705	7,265	7,648	5,643	6,745	1,418	23%	1,102	20%	383	5%
Inflows	625	151	588	709	67	1,686	1,515	(558)	(89)%	(171)	(10)%	(642)	(91)%
Outflows	(99)	(134)	(114)	(227)	(317)	(696)	(792)	(218)	#	(96)	(14)%	(90)	(40)%
Net flows	526	17	474	482	(250)	990	723	(776)	#	(267)	(27)%	(732)	#
Market appreciation (depreciation) and other	(11)	(57)	86	(99)	149	112	79	160	#	(33)	(29)%	248	#
Total ending assets	6,745	6,705	7,265	7,648	7,547	6,745	7,547	802	12%	802	12%	(101)	(1)%

Affiliated General Account Assets	36,084	36,228	35,157	35,414	34,463	36,084	34,463	(1,621)	(4)%	(1,621)	(4)%	(951)	(3)%

Total Columbia managed assets	$361,190	$364,186	$358,528	$336,236	$334,670	$361,190	$334,670	$(26,520)	(7)%	$(26,520)	(7)%	$(1,566)	—

Total Columbia net flows	$7,136	$(3,199)	$(285)	$(4,994)	$(453)	$2,332	$(8,931)	$(7,589)	#	$(11,263)	#	$4,541	91%

(1)             Included in Market appreciation (depreciation) and other for Institutional funds in the 4th quarter of 2014 and the 2nd quarter of 2015 are ($0.3B) and ($0.1B), respectively, due to the transfer of assets from Separately Managed Accounts (SMAs) to Unified Managed Accounts (UMAs).

#      Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$48,235	$46,523	$47,124	$48,853	$44,526	$50,620	$46,523	$(3,709)	(8)%	$(4,097)	(8)%	$(4,327)	(9)%
Mutual fund inflows	5,799	5,555	5,538	4,000	5,091	23,384	20,184	(708)	(12)%	(3,200)	(14)%	1,091	27%
Mutual fund outflows	(6,322)	(5,080)	(4,757)	(5,226)	(3,715)	(25,962)	(18,778)	2,607	41%	7,184	28%	1,511	29%
Net new flows	(523)	475	781	(1,226)	1,376	(2,578)	1,406	1,899	#	3,984	#	2,602	#
Reinvested dividends	71	33	21	36	69	175	159	(2)	(3)%	(16)	(9)%	33	92%
Net flows	(452)	508	802	(1,190)	1,445	(2,403)	1,565	1,897	#	3,968	#	2,635	#
Distributions	(237)	(135)	(186)	(125)	(230)	(689)	(676)	7	3%	13	2%	(105)	(84)%
Market appreciation (depreciation)	807	2,381	(1,715)	(1,434)	2,530	790	1,762	1,723	#	972	#	3,964	#
Foreign currency translation (1)	(2,053)	(2,345)	2,999	(1,783)	(1,089)	(2,823)	(2,218)	964	47%	605	21%	694	39%
Other (2)	223	192	(171)	205	229	1,028	455	6	3%	(573)	(56)%	24	12%
Total ending assets	46,523	47,124	48,853	44,526	47,411	46,523	47,411	888	2%	888	2%	2,885	6%

Institutional
Beginning assets	101,388	100,652	99,444	101,187	94,002	96,065	100,652	(7,386)	(7)%	4,587	5%	(7,185)	(7)%
Inflows	1,778	1,919	3,022	1,923	3,044	13,281	9,908	1,266	71%	(3,373)	(25)%	1,121	58%
Outflows	(2,397)	(3,542)	(4,573)	(4,365)	(4,313)	(10,803)	(16,793)	(1,916)	(80)%	(5,990)	(55)%	52	1%
Net flows	(619)	(1,623)	(1,551)	(2,442)	(1,269)	2,478	(6,885)	(650)	#	(9,363)	#	1,173	48%
Market appreciation (depreciation)	3,614	4,757	(3,923)	(1,720)	2,832	5,380	1,946	(782)	(22)%	(3,434)	(64)%	4,552	#
Foreign currency translation (1)	(4,312)	(5,000)	6,267	(3,728)	(2,134)	(6,138)	(4,595)	2,178	51%	1,543	25%	1,594	43%
Other	581	658	950	705	617	2,867	2,930	36	6%	63	2%	(88)	(12)%
Total ending assets	100,652	99,444	101,187	94,002	94,048	100,652	94,048	(6,604)	(7)%	(6,604)	(7)%	46	—

Alternative
Beginning assets	752	708	667	676	624	758	708	(128)	(17)%	(50)	(7)%	(52)	(8)%
Inflows	—	11	2	1	—	25	14	—	—	(11)	(44)%	(1)	#
Outflows	(2)	(12)	(9)	(2)	(2)	(55)	(25)	—	—	30	55%	—	—
Net flows	(2)	(1)	(7)	(1)	(2)	(30)	(11)	—	—	19	63%	(1)	#
Market appreciation (depreciation)	(17)	(13)	(32)	(32)	36	(15)	(41)	53	#	(26)	#	68	#
Foreign currency translation (1)	(32)	(33)	42	(24)	(13)	(44)	(28)	19	59%	16	36%	11	46%
Other	7	6	6	5	6	39	23	(1)	(14)%	(16)	(41)%	1	20%
Total ending assets	708	667	676	624	651	708	651	(57)	(8)%	(57)	(8)%	27	4%

Total Threadneedle managed assets	$147,883	$147,235	$150,716	$139,152	$142,110	$147,883	$142,110	$(5,773)	(4)%	$(5,773)	(4)%	$2,958	2%

Total Threadneedle net flows	$(1,073)	$(1,116)	$(756)	$(3,633)	$174	$45	$(5,331)	$1,247	#	$(5,376)	#	$3,807	#

Total Threadneedle net flows excluding legacy insurance mandates	$(286)	$(303)	$1,903	$(2,823)	$925	$3,447	$(298)	$1,211	#	$(3,745)	#	$3,748	#

(1)        Amounts represent British Pound to US dollar conversion.

(2)        Included in Other for retail funds in the 2nd quarter of 2015 are ($0.5B) related to the sale of the Multi-Manager business.

#            Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2015

Mutual Fund Rankings in top 2 Lipper Quartiles

		4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015
Domestic Equity
Equal weighted	1 year	61%	55%	59%	57%	68%
	3 year	68%	65%	65%	65%	68%
	5 year	57%	54%	65%	57%	57%
Asset weighted	1 year	58%	61%	64%	59%	77%
	3 year	62%	64%	68%	72%	76%
	5 year	62%	63%	74%	70%	74%
International Equity
Equal weighted	1 year	50%	71%	77%	68%	55%
	3 year	68%	67%	77%	73%	82%
	5 year	65%	63%	70%	70%	65%
Asset weighted	1 year	74%	84%	48%	35%	33%
	3 year	45%	41%	47%	42%	46%
	5 year	45%	41%	45%	40%	41%
Taxable Fixed Income
Equal weighted	1 year	50%	65%	58%	58%	68%
	3 year	61%	75%	65%	59%	47%
	5 year	65%	75%	71%	71%	65%
Asset weighted	1 year	71%	77%	69%	72%	73%
	3 year	83%	84%	85%	82%	52%
	5 year	83%	84%	86%	85%	80%
Tax Exempt Fixed Income
Equal weighted	1 year	89%	89%	94%	94%	83%
	3 year	100%	100%	100%	100%	100%
	5 year	100%	100%	100%	100%	100%
Asset weighted	1 year	78%	84%	99%	99%	97%
	3 year	100%	100%	100%	100%	100%
	5 year	100%	100%	100%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	58%	82%	80%	90%	90%
	3 year	64%	78%	56%	67%	78%
	5 year	89%	89%	88%	88%	88%
Asset weighted	1 year	67%	89%	96%	100%	100%
	3 year	76%	77%	62%	73%	79%
	5 year	97%	97%	97%	97%	98%

Number of 4- or 5-star Morningstar rated funds
Overall		51	48	53	51	55
3 year		42	43	51	52	57
5 year		46	50	48	44	45

Percent of 4- or 5-star Morningstar rated funds
Overall		49%	48%	52%	50%	54%
3 year		40%	43%	50%	51%	56%
5 year		47%	53%	51%	46%	47%

Percent of 4- or 5-star Morningstar rated assets
Overall		55%	56%	58%	58%	66%
3 year		35%	40%	48%	57%	66%
5 year		54%	57%	55%	54%	57%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z share does not have a full five year track record (prior to 9-30-15), performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.  Starting 9-30-2015, legacy RiverSource funds have reached 5 years of Z share performance and will not be appended.  Historical rankings will continue to be appended.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2015

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015
Equity
Equal weighted	1 year	61%	71%	71%	71%	65%
	3 year	64%	68%	72%	74%	74%
	5 year	83%	83%	81%	84%	76%
Asset weighted	1 year	63%	78%	63%	67%	68%
	3 year	59%	61%	58%	68%	71%
	5 year	86%	87%	86%	93%	84%

Fixed Income
Equal weighted	1 year	65%	65%	52%	56%	56%
	3 year	68%	59%	64%	68%	45%
	5 year	68%	68%	70%	71%	67%
Asset weighted	1 year	65%	63%	50%	66%	81%
	3 year	71%	37%	39%	69%	72%
	5 year	51%	47%	52%	59%	61%

Allocation (Managed) Funds
Equal weighted	1 year	57%	75%	63%	63%	75%
	3 year	83%	83%	67%	86%	86%
	5 year	83%	83%	83%	83%	100%
Asset weighted	1 year	68%	79%	75%	73%	86%
	3 year	93%	93%	55%	93%	92%
	5 year	93%	93%	93%	93%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$193	$190	$192	$187	$186	$756	$755	$(7)	(4)%	$(1)	—	$(1)	(1)%
Distribution fees	90	89	94	91	90	360	364	—	—	4	1%	(1)	(1)%
Net investment income	230	221	218	208	201	941	848	(29)	(13)%	(93)	(10)%	(7)	(3)%
Premiums	25	22	30	25	30	109	107	5	20%	(2)	(2)%	5	20%
Other revenues	111	109	117	121	120	425	467	9	8%	42	10%	(1)	(1)%
Total revenues	649	631	651	632	627	2,591	2,541	(22)	(3)%	(50)	(2)%	(5)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	649	631	651	632	627	2,591	2,541	(22)	(3)%	(50)	(2)%	(5)	(1)%

Expenses
Distribution expenses	113	108	116	111	111	439	446	(2)	(2)%	7	2%	—	—
Interest credited to fixed accounts	133	127	125	125	123	556	500	(10)	(8)%	(56)	(10)%	(2)	(2)%
Benefits, claims, losses and settlement expenses	128	115	135	89	143	463	482	15	12%	19	4%	54	61%
Amortization of deferred acquisition costs	52	43	59	66	37	235	205	(15)	(29)%	(30)	(13)%	(29)	(44)%
Interest and debt expense	10	10	9	10	9	38	38	(1)	(10)%	—	—	(1)	(10)%
General and administrative expense	54	56	57	55	52	227	220	(2)	(4)%	(7)	(3)%	(3)	(5)%
Operating expenses	490	459	501	456	475	1,958	1,891	(15)	(3)%	(67)	(3)%	19	4%
Pretax operating earnings	$159	$172	$150	$176	$152	$633	$650	$(7)	(4)%	$17	3%	$(24)	(14)%

Pretax operating margin	24.5%	27.3%	23.0%	27.8%	24.2%	24.4%	25.6%	(0.3)%		1.2%		(3.6)%

Return on Capital
Allocated capital	$1,982	$1,987	$1,941	$1,900	$1,893	$1,982	$1,893	$(89)	(4)%	$(89)	(4)%	$(7)	—
Operating return on allocated capital (1)	19.3%	20.7%	22.1%	25.6%	25.5%	19.3%	25.5%	6.2%		6.2%		(0.1)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$7	$17	$(5)	$98	$(61)	$13	$49	$(68)	#	$36	#	$(159)	#
Other	(41)	(51)	(31)	(103)	(78)	(107)	(263)	(37)	(90)%	(156)	#	25	24%
Total VA guaranteed benefit impact excluded from operating earnings	$(34)	$(34)	$(36)	$(5)	$(139)	$(94)	$(214)	$(105)	#	$(120)	#	$(134)	#

Total annuity net flows	$(721)	$(950)	$(901)	$(634)	$(541)	$(3,192)	$(3,026)	$180	25%	$166	5%	$93	15%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)            Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

#                 Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2014	2 Qtr 2014	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$123	$144	$120	$151	$129	$489	$544	$6	5%	$55	11%	$(22)	(15)%
Allocated capital (1)	$644	$650	$650	$650	$650	$644	$650	$6	1%	$6	1%	$—	—
Operating return on allocated capital (2)	34.8%	41.2%	48.0%	64.8%	63.9%	34.8%	63.9%	29.1%		29.1%		(0.9)%

Fixed Annuities (3)
Pretax operating earnings	$36	$28	$30	$25	$23	$144	$106	$(13)	(36)%	$(38)	(26)%	$(2)	(8)%
Allocated capital	$1,338	$1,337	$1,291	$1,250	$1,243	$1,338	$1,243	$(95)	(7)%	$(95)	(7)%	$(7)	(1)%
Operating return on allocated capital (2)	7.7%	7.6%	7.9%	6.9%	6.2%	7.7%	6.2%	(1.5)%		(1.5)%		(0.7)%

Variable Annuities Rollforward
Beginning balance	$76,141	$76,988	$77,934	$77,137	$72,843	$75,522	$76,988	$(3,298)	(4)%	$1,466	2%	$(4,294)	(6)%
Deposits	1,200	1,182	1,366	1,340	1,340	4,867	5,228	140	12%	361	7%	—	—
Withdrawals and terminations	(1,606)	(1,567)	(1,704)	(1,599)	(1,585)	(6,555)	(6,455)	21	1%	100	2%	14	1%
Net flows	(406)	(385)	(338)	(259)	(245)	(1,688)	(1,227)	161	40%	461	27%	14	5%
Investment performance and interest credited	1,253	1,331	(459)	(4,035)	1,646	3,154	(1,517)	393	31%	(4,671)	#	5,681	#
Total ending balance - contract accumulation values	$76,988	$77,934	$77,137	$72,843	$74,244	$76,988	$74,244	$(2,744)	(4)%	$(2,744)	(4)%	$1,401	2%

Variable annuities fixed sub-accounts	$4,860	$4,848	$4,874	$4,913	$4,911	$4,860	$4,911	$51	1%	$51	1%	$(2)	—

Fixed Annuities Rollforward
Beginning balance	$12,360	$12,137	$11,658	$11,179	$10,886	$13,252	$12,137	$(1,474)	(12)%	$(1,115)	(8)%	$(293)	(3)%
Deposits	37	36	35	52	63	177	186	26	70%	9	5%	11	21%
Withdrawals and terminations	(352)	(601)	(598)	(427)	(359)	(1,681)	(1,985)	(7)	(2)%	(304)	(18)%	68	16%
Net flows	(315)	(565)	(563)	(375)	(296)	(1,504)	(1,799)	19	6%	(295)	(20)%	79	21%
Policyholder interest credited	92	86	84	82	83	389	335	(9)	(10)%	(54)	(14)%	1	1%
Total ending balance - contract accumulation values	$12,137	$11,658	$11,179	$10,886	$10,673	$12,137	$10,673	$(1,464)	(12)%	$(1,464)	(12)%	$(213)	(2)%

Capitalized interest	$1	$1	$—	$1	$—	$3	$2	$(1)	#	$(1)	(33)%	$(1)	#

Payout Annuities Reserve Balance	$2,103	$2,088	$2,088	$2,090	$2,094	$2,103	$2,094	$(9)	—	$(9)	—	$4	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5)	4.9%	4.7%	4.8%	4.7%	4.7%	4.9%	4.7%	(0.2)%		(0.2)%		—
Crediting rate excluding capitalized interest	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	(3.0)%	—		—		—
Tax equivalent margin spread	1.9%	1.7%	1.8%	1.7%	1.7%	1.9%	1.7%	(0.2)%		(0.2)%		—

Total Variable Annuities DAC
Beginning balance	$1,655	$1,663	$1,670	$1,684	$1,665	$1,690	$1,663	$10	1%	$(27)	(2)%	$(19)	(1)%
Capitalization	42	39	50	48	49	169	186	7	17%	17	10%	1	2%
Non-operating amortization	6	4	4	(7)	26	9	27	20	#	18	#	33	#
Amortization per income statement	(43)	(33)	(51)	(62)	(32)	(205)	(178)	11	26%	27	13%	30	48%
Other	3	(3)	11	2	10	—	20	7	#	20	—	8	#
Total ending balance	$1,663	$1,670	$1,684	$1,665	$1,718	$1,663	$1,718	$55	3%	$55	3%	$53	3%

Total Fixed Annuities DAC
Beginning balance	$68	$67	$59	$69	$72	$88	$67	$4	6%	$(21)	(24)%	$3	4%
Capitalization	1	1	—	1	1	3	3	—	—	—	—	—	—
Non-operating amortization	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization per income statement	(9)	(10)	(8)	(4)	(5)	(30)	(27)	4	44%	3	10%	(1)	(25)%
Other	7	1	18	6	19	6	44	12	#	38	#	13	#
Total ending balance	$67	$59	$69	$72	$87	$67	$87	$20	30%	$20	30%	$15	21%

(1)     The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2)     Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(3)     Includes payout annuities.

(4)     Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)     In the 4th quarter of 2014 through the 4th quarter of 2015, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 4.8%, 4.6%, 4.7%, 4.6% and 4.6% respectively.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$15	$15	$13	$14	$13	$59	$55	$(2)	(13)%	$(4)	(7)%	$(1)	(7)%
Distribution fees	23	23	24	24	26	92	97	3	13%	5	5%	2	8%
Net investment income	115	114	118	118	118	447	468	3	3%	21	5%	—	—
Premiums	338	335	341	339	348	1,292	1,363	10	3%	71	5%	9	3%
Other revenues	109	103	104	91	103	397	401	(6)	(6)%	4	1%	12	13%
Total revenues	600	590	600	586	608	2,287	2,384	8	1%	97	4%	22	4%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	600	590	600	586	608	2,287	2,384	8	1%	97	4%	22	4%

Expenses
Distribution expenses	17	13	16	12	18	61	59	1	6%	(2)	(3)%	6	50%
Interest credited to fixed accounts	39	40	39	42	43	153	164	4	10%	11	7%	1	2%
Benefits, claims, losses and settlement expenses	400	380	368	384	406	1,416	1,538	6	2%	122	9%	22	6%
Amortization of deferred acquisition costs	45	36	35	50	34	135	155	(11)	(24)%	20	15%	(16)	(32)%
Interest and debt expense	8	8	8	9	7	28	32	(1)	(13)%	4	14%	(2)	(22)%
General and administrative expense	61	62	62	64	65	248	253	4	7%	5	2%	1	2%
Operating expenses	570	539	528	561	573	2,041	2,201	3	1%	160	8%	12	2%
Pretax operating earnings	$30	$51	$72	$25	$35	$246	$183	$5	17%	$(63)	(26)%	$10	40%

Pretax operating margin	5.0%	8.6%	12.0%	4.3%	5.8%	10.8%	7.7%	0.8%		(3.1)%		1.5%

Return on Capital
Allocated capital	$1,962	$1,975	$2,014	$2,009	$2,045	$1,962	$2,045	$83	4%	$83	4%	$36	2%
Operating return on allocated capital (1)	9.6%	9.1%	8.4%	6.8%	6.9%	9.6%	6.9%	(2.7)%		(2.7)%		0.1%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$1	$—	$(1)	$(6)	$7	$13	$—	$6	#	$(13)	#	$13	#
Other	(16)	(6)	6	5	(6)	(19)	(1)	10	63%	18	95%	(11)	#
Total market impact on indexed universal life benefits excluded from operating earnings	$(15)	$(6)	$5	$(1)	$1	$(6)	$(1)	$16	#	$5	83%	$2	#

Product Information
Long Term Care
Pretax operating earnings	$—	$(31)	$15	$7	$(6)	$5	$(15)	$(6)	—	$(20)	#	$(13)	#
Allocated capital	$536	$556	$580	$568	$591	$536	$591	$55	10%	$55	10%	$23	4%
Operating return on allocated capital (1)	0.7%	(4.7)%	(2.8)%	(1.1)%	(1.9)%	0.7%	(1.9)%	(2.6)%		(2.6)%		(0.8)%

Protection excluding Long Term Care
Pretax operating earnings	$30	$82	$57	$18	$41	$241	$198	$11	37%	$(43)	(18)%	$23	#
Allocated capital	$1,426	$1,419	$1,434	$1,441	$1,454	$1,426	$1,454	$28	2%	$28	2%	$13	1%
Operating return on allocated capital (1)	13.1%	14.4%	12.7%	9.9%	10.4%	13.1%	10.4%	(2.7)%		(2.7)%		0.5%

(1) Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2) Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$85	$66	$86	$81	$91	$326	$324	$6	7%	$(2)	(1)%	$10	12%
Term and whole life	3	2	2	2	3	10	9	—	—	(1)	(10)%	1	50%
Disability insurance	1	1	1	1	2	5	5	1	#	—	—	1	#
Auto and home	251	262	270	288	267	1,017	1,087	16	6%	70	7%	(21)	(7)%
Total cash sales	$340	$331	$359	$372	$363	$1,358	$1,425	$23	7%	$67	5%	$(9)	(2)%

VUL / UL Policyholder Account Balances
Beginning balance	$11,124	$11,283	$11,421	$11,408	$10,931	$10,906	$11,283	$(193)	(2)%	$377	3%	$(477)	(4)%
Premiums and deposits	266	246	260	255	281	1,033	1,042	15	6%	9	1%	26	10%
Investment performance and interest	190	186	30	(431)	260	516	45	70	37%	(471)	(91)%	691	#
Withdrawals and surrenders	(296)	(294)	(304)	(301)	(300)	(1,171)	(1,199)	(4)	(1)%	(28)	(2)%	1	—
Other	(1)	—	1	—	(2)	(1)	(1)	(1)	#	—	—	(2)	—
Total ending balance	$11,283	$11,421	$11,408	$10,931	$11,170	$11,283	$11,170	$(113)	(1)%	$(113)	(1)%	$239	2%

Premiums by Product
Term and whole life	$12	$11	$12	$6	$11	$48	$40	$(1)	(8)%	$(8)	(17)%	$5	83%
Disability insurance	38	37	38	37	37	153	149	(1)	(3)%	(4)	(3)%	—	—
Long term care	30	27	27	27	29	114	110	(1)	(3)%	(4)	(4)%	2	7%
Auto and home	253	254	259	264	266	955	1,043	13	5%	88	9%	2	1%
Intercompany premiums	5	6	5	5	5	22	21	—	—	(1)	(5)%	—	—
Total premiums by product	$338	$335	$341	$339	$348	$1,292	$1,363	$10	3%	$71	5%	$9	3%

Auto and Home Insurance
Policy count (thousands)	929	943	952	958	957	929	957	28	3%	28	3%	(1)	—
Loss ratio	106.2%	90.1%	97.5%	93.2%	109.7%	95.6%	97.7%	3.5%		2.1%		16.5%
Expense ratio	15.6%	15.5%	15.9%	15.0%	16.6%	15.3%	15.8%	1.0%		0.5%		1.6%
Combined ratio	121.8%	105.6%	113.4%	108.2%	126.3%	110.9%	113.5%	4.5%		2.6%		18.1%

DAC Rollforward
Life and Health
Beginning balance	$854	$851	$845	$876	$867	$859	$851	$13	2%	$(8)	(1)%	$(9)	(1)%
Capitalization	22	20	20	22	24	88	86	2	9%	(2)	(2)%	2	9%
Non-operating amortization	8	3	1	(6)	(2)	9	(4)	(10)	#	(13)	#	4	67%
Amortization per income statement	(29)	(20)	(19)	(34)	(17)	(75)	(90)	12	41%	(15)	(20)%	17	50%
Other	(4)	(9)	29	9	17	(30)	46	21	#	76	#	8	89%
Total ending balance	$851	$845	$876	$867	$889	$851	$889	$38	4%	$38	4%	$22	3%

Life Insurance in Force	$195,510	$195,694	$195,838	$195,862	$196,339	$195,510	$196,339	$829	—	$829	—	$477	—

Net Amount at Risk	$40,552	$40,331	$40,340	$40,789	$40,783	$40,552	$40,783	$231	1%	$231	1%	$(6)	—

Net Policyholder Reserves
VUL / UL	$10,476	$10,631	$10,621	$10,148	$10,380	$10,476	$10,380	$(96)	(1)%	$(96)	(1)%	$232	2%
Term and whole life	216	215	214	213	207	216	207	(9)	(4)%	(9)	(4)%	(6)	(3)%
Disability insurance	538	532	533	527	527	538	527	(11)	(2)%	(11)	(2)%	—	—
Long term care and other	2,738	2,778	2,766	2,770	2,788	2,738	2,788	50	2%	50	2%	18	1%
Auto and home loss and LAE reserves	473	493	507	504	569	473	569	96	20%	96	20%	65	13%
Total net policyholder reserves	$14,441	$14,649	$14,641	$14,162	$14,471	$14,441	$14,471	$30	—	$30	—	$309	2%

(1) Includes lump sum deposits.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Net investment income	(2)	(7)	(10)	(5)	12	(6)	(10)	14	#	(4)	(67)%	17	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	1	8	1	3	9	13	—	—	4	44%	2	#
Total revenues	1	(6)	(2)	(4)	15	4	3	14	#	(1)	(25)%	19	#
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	1	(6)	(2)	(4)	15	4	3	14	#	(1)	(25)%	19	#

Expenses
Distribution expenses	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	5	5	4	3	10	21	22	5	#	1	5%	7	#
General and administrative expense	43	51	51	35	43	212	180	—	—	(32)	(15)%	8	23%
Operating expenses	48	56	55	38	53	234	202	5	10%	(32)	(14)%	15	39%
Pretax operating loss	$(47)	$(62)	$(57)	$(42)	$(38)	$(230)	$(199)	$9	19%	$31	13%	$4	10%

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2015

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(34)	$(34)	$(34)	$(35)	$(34)	$(135)	$(137)	$—	—	$(2)	(1)%	$1	3%
Distribution fees	(325)	(314)	(335)	(327)	(332)	(1,265)	(1,308)	(7)	(2)%	(43)	(3)%	(5)	(2)%
Net investment income	(1)	—	—	—	(1)	(1)	(1)	—	—	—	—	(1)	—
Premiums	(4)	(4)	(3)	(4)	(4)	(16)	(15)	—	—	1	6%	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(364)	(352)	(372)	(366)	(371)	(1,417)	(1,461)	(7)	(2)%	(44)	(3)%	(5)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(364)	(352)	(372)	(366)	(371)	(1,417)	(1,461)	(7)	(2)%	(44)	(3)%	(5)	(1)%

Expenses
Distribution expenses	(348)	(337)	(358)	(351)	(355)	(1,356)	(1,401)	(7)	(2)%	(45)	(3)%	(4)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(16)	(15)	(14)	(15)	(16)	(61)	(60)	—	—	1	2%	(1)	(7)%
Operating expenses	(364)	(352)	(372)	(366)	(371)	(1,417)	(1,461)	(7)	(2)%	(44)	(3)%	(5)	(1)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2015

(in millions, unaudited)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Assets
Cash and cash equivalents	$2,638	$2,809	$2,570	$2,780	$2,357
Cash of consolidated investment entities	390	338	471	790	502
Investments	35,582	35,726	34,896	34,746	34,144
Investments of consolidated investment entities	6,148	6,090	6,594	6,977	6,570
Separate account assets	83,256	84,243	83,704	78,636	80,349
Receivables	4,887	5,063	5,178	5,187	5,167
Receivables of consolidated investment entities	140	77	89	102	107
Deferred acquisition costs	2,608	2,602	2,658	2,634	2,725
Restricted and segregated cash and investments	2,614	2,714	2,491	2,703	2,949
Other assets	8,611	9,896	8,166	8,625	8,316
Other assets of consolidated investment entities	1,936	1,890	1,989	2,140	2,073
Total Assets	$148,810	$151,448	$148,806	$145,320	$145,259

Liabilities
Policyholder account balances, future policy benefits and claims	$30,350	$30,482	$29,345	$30,046	$29,699
Separate account liabilities	83,256	84,243	83,704	78,636	80,349
Customer deposits	7,664	7,878	7,820	8,046	8,634
Short-term borrowings	200	200	200	200	200
Long-term debt	3,062	3,066	3,055	3,019	2,707
Debt of consolidated investment entities	6,867	6,779	7,353	7,926	7,539
Accounts payable and accrued expenses	1,482	1,275	1,341	1,435	1,552
Accounts payable and accrued expenses of consolidated investment entities	41	46	53	62	54
Other liabilities	6,357	8,068	6,669	6,567	5,882
Other liabilities of consolidated investment entities	226	152	270	562	238
Total Liabilities	139,505	142,189	139,810	136,499	136,854

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,345	7,423	7,500	7,557	7,611
Retained earnings	8,469	8,752	9,043	9,319	9,551
Appropriated retained earnings of consolidated investment entities	234	279	257	174	137
Treasury stock	(8,589)	(8,966)	(9,428)	(9,885)	(10,338)
Accumulated other comprehensive income, net of tax	662	704	500	461	253
Total Ameriprise Financial Shareholders’ Equity	8,124	8,195	7,875	7,629	7,217

Noncontrolling interests	1,181	1,064	1,121	1,192	1,188
Total Equity	9,305	9,259	8,996	8,821	8,405
Total Liabilities and Equity	$148,810	$151,448	$148,806	$145,320	$145,259

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2015

(in millions unless otherwise noted, unaudited)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Long-term Debt Summary
Senior notes	$2,768	$2,772	$2,761	$2,766	$2,402
Junior subordinated notes	294	294	294	253	245
Capital lease obligations	—	—	—	—	60
Total Ameriprise Financial long-term debt	3,062	3,066	3,055	3,019	2,707
Non-recourse debt of consolidated investment entities	6,867	6,779	7,353	7,926	7,539
Total long-term debt	$9,929	$9,845	$10,408	$10,945	$10,246

Total Ameriprise Financial long-term debt	$3,062	$3,066	$3,055	$3,019	$2,707
Fair value of hedges and unamortized discount	(68)	(72)	(61)	(66)	(52)
Capital lease obligations	—	—	—	—	(60)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount and capital lease obligations (1)	$2,994	$2,994	$2,994	$2,953	$2,595

Total equity (2)	$9,305	$9,259	$8,996	$8,821	$8,405
Noncontrolling interests	(1,181)	(1,064)	(1,121)	(1,192)	(1,188)
Total Ameriprise Financial shareholders’ equity	8,124	8,195	7,875	7,629	7,217
Equity of consolidated investment entities	(222)	(266)	(243)	(162)	(131)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$7,902	$7,929	$7,632	$7,467	$7,086

Total Ameriprise Financial capital	$11,186	$11,261	$10,930	$10,648	$9,924
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs (1)	$10,896	$10,923	$10,626	$10,420	$9,681

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.4%	27.2%	28.0%	28.4%	27.3%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs (1)	27.5%	27.4%	28.2%	28.3%	26.8%

Ratings (as of December 31, 2015 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)             See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 46.

(2)             Includes accumulated other comprehensive income, net of tax.

(3)             For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2015

(in millions unless otherwise noted, unaudited)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Cash and cash equivalents	$2,638	$2,809	$2,570	$2,780	$2,357

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,165	17,218	16,919	16,898	16,348

Residential mortgage backed securities	6,207	6,270	6,121	6,008	5,973
Commercial mortgage backed securities	2,630	2,694	2,562	2,499	2,456
Asset backed securities	1,470	1,405	1,321	1,302	1,296
Total mortgage and other asset backed securities	10,307	10,369	10,004	9,809	9,725

State and municipal obligations	2,239	2,243	2,190	2,259	2,290
US government and agencies obligations	47	56	56	72	68
Foreign government bonds and obligations	251	245	239	230	224
Common and preferred stocks	18	19	19	18	18
Total other	2,555	2,563	2,504	2,579	2,600
Total available-for-sale securities	30,027	30,150	29,427	29,286	28,673

Commercial mortgage loans	2,729	2,683	2,735	2,757	2,755
Allowance for loan losses	(25)	(23)	(23)	(22)	(21)
Commercial mortgage loans, net	2,704	2,660	2,712	2,735	2,734

Residential mortgage loans	739	710	679	649	627
Allowance for loan losses	(3)	(2)	(3)	(2)	(2)
Residential mortgage loans, net	736	708	676	647	625

Policy loans	806	813	817	824	824
Other investments	1,309	1,395	1,264	1,254	1,288
Total investments	35,582	35,726	34,896	34,746	34,144
Total cash, cash equivalents and investments	$38,220	$38,535	$37,466	$37,526	$36,501

Net unrealized gain Available-for-Sale Securities	$1,961	$2,178	$1,500	$1,393	$921

AFS Fixed Maturity Asset Quality - %
AAA	26%	26%	25%	25%	25%
AA	6%	6%	6%	6%	7%
AFS securities AA and above	32%	32%	31%	31%	32%
A	22%	21%	21%	20%	19%
BBB	40%	41%	42%	44%	43%
Below investment grade	6%	6%	6%	5%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	5%	6%

(1) Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 45 and 46.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount and capital lease obligations;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax and net realized investment gains (losses), net of tax.

Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(31)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(5)	—	3	—	70	—	11
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	2	74	—	—
Total revenues	1	(5)	—	3	2	113	—	11
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(5)	—	3	2	113	—	11

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(1)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	165	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	2	—	—	—
Interest and debt expense	—	—	—	—	—	82	—	—
General and administrative expense	—	—	—	—	—	8	1	—
Total expenses	—	—	139	—	1	90	1	—
Pretax segment income (loss)	1	(5)	(139)	3	1	23	(1)	11
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	23	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(5)	$(139)	$3	$1	$—	$(1)	$11

Included in Operating Earnings

	Annuities	Protection		Consolidated
	Market	Life Insurance
	Impacts	Assumption	Auto & Home	Tax
(in millions, unaudited)	to DAC/DSIC (7)	Change (8)	Reserves (9)	Benefit (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(28)	57	—
Amortization of deferred acquisition costs	(5)	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(6)	(28)	57	—
Pretax operating earnings	$6	$28	$(57)	$—
Tax benefit				$26

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$168 million net expense related to hedged variable annuity benefits

$29 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$2 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)        Life insurance reserve reduction resulting from an assumption change

(9)        Reserve strengthening primarily in auto line

(10)   Dividends received deduction benefit

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(15)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	(8)	—	(1)	—	2	—	(31)
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	9	56	—	—
Total revenues	(1)	(8)	—	(1)	9	43	—	(31)
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	(8)	—	(1)	9	43	—	(31)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	4	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(2)	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	7	—	6	—	—	—
Interest and debt expense	—	—	—	—	—	68	—	—
General and administrative expense	—	—	—	—	—	20	3	—
Total expenses	—	—	5	—	10	88	3	—
Pretax segment income (loss)	(1)	(8)	(5)	(1)	(1)	(45)	(3)	(31)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(45)	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(8)	$(5)	$(1)	$(1)	$—	$(3)	$(31)

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Market	Valuation	Long Term	Life Reinsurance
	Impacts	Assumptions &	Impacts	Assumptions &	Care	Premium
(in millions, unaudited)	to DAC/DSIC (7)	Model Changes (8)	to DAC/DSIC (7)	Model Changes (8)	Reserves (9)	Correction (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	(3)	—	(4)
Other revenues	—	—	—	(5)	—	(9)
Total revenues	—	—	—	(8)	—	(13)
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	(8)	—	(13)

Expenses
Distribution expenses	—	—	—	—	—	(2)
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	6	(61)	—	6	(13)	—
Amortization of deferred acquisition costs	23	(5)	2	10	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Operating expenses	29	(66)	2	16	(13)	(2)
Pretax operating earnings	$(29)	$66	$(2)	$(24)	$13	$(11)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$4 million net benefit related to hedged variable annuity benefits

$9 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$4 million net expense related to hedged indexed universal life benefits

$6 million increase in DAC amortization resulting from hedged indexed universal life benefits

$9 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)        Net pretax impact of model changes and the annual review/updating of valuation assumptions

(9)        Reserve release related to our closed block of long term care insurance

(10)   Accrual established for ceded reinsurance

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2015

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on			Market Impact
	Securities	VA Guaranteed	Securities	Indexed Universal		Integration	of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)	Charges (5)	on Investments (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(15)	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	3	—	2	—	54	—	(1)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	102	—	—
Total revenues	3	—	2	—	141	—	(1)
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	3	—	2	—	141	—	(1)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(4)	—	—	—
Benefits, claims, losses and settlement expenses	—	40	—	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	(1)	—	—	—
Interest and debt expense	—	—	—	—	59	—	—
General and administrative expense	—	—	—	—	21	1	—
Total expenses	—	36	—	(5)	80	1	—
Pretax segment income (loss)	3	(36)	2	5	61	(1)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	61	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$3	$(36)	$2	$5	$—	$(1)	$(1)

Included in Operating Earnings

	Annuities		Protection
	Market			Auto & Home
	Impacts	Variable Annuity	Long Term Care	Catastrophe
(in millions, unaudited)	to DAC/DSIC (7)	Product Changes (8)	Reserves (9)	Losses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	1	(2)	(18)	48
Amortization of deferred acquisition costs	4	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	5	(2)	(18)	48
Pretax operating earnings	$(5)	$2	$18	$(48)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$39 million net expense related to hedged variable annuity benefits

$3 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$4 million net benefit related to hedged indexed universal life benefits

$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Integration charges related to JHS Capital Advisors acquisition

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Increase in DAC and DSIC amortization from lower than projected separate account growth

(8)        Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(9)        Reserve release related to our closed block of long term care insurance

(10)   Total auto and home catastrophe losses for the quarter, which were $25 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2015

Excluded from Operating Earnings

	Advice & Wealth					Corporate and
	Management	Annuities		Protection		Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—	—
Net investment income	(1)	7	—	4	—	105
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	(4)	58
Total revenues	(1)	7	—	4	(4)	149
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(1)	7	—	4	(4)	149

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	5	—
Benefits, claims, losses and settlement expenses	—	—	38	—	—	—
Amortization of deferred acquisition costs	—	—	(4)	—	(3)	—
Interest and debt expense	—	—	—	—	—	53
General and administrative expense	—	—	—	—	—	10
Total expenses	—	—	34	—	2	63
Pretax segment income (loss)	(1)	7	(34)	4	(6)	86
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	86
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$7	$(34)	$4	$(6)	$—

Included in Operating Earnings

	Annuities		Protection
	Market		Market		Disability Insurance	Auto & Home
	Impacts	Variable Annuity	Impacts	Long Term Care	Discount Rate	Weather-Related
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	to DAC/DSIC (5)	Reserves (7)	Change (8)	Losses (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(3)	—	32	(7)	12
Amortization of deferred acquisition costs	(8)	1	(1)	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—
Operating expenses	(10)	(2)	(1)	32	(7)	12
Pretax operating earnings	$10	$2	$1	$(32)	$7	$(12)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$39 million net expense related to hedged variable annuity benefits

$5 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$5 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)        Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)        Reserve increase related to our closed block of long term care insurance

(8)        Favorable impact from a change in the discount rate for disability insurance products

(9)        Auto and home weather-related losses, includes $4 million related to 2014 catastrophe losses

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2014

Excluded from Operating Earnings

	Advice & Wealth					Corporate and
	Management	Annuities		Protection		Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(16)
Distribution fees	—	—	—	—	—	—
Net investment income	1	16	—	10	—	(1)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	(11)	125
Total revenues	1	16	—	10	(11)	108
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	16	—	10	(11)	108

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	12	—
Benefits, claims, losses and settlement expenses	—	—	40	—	—	—
Amortization of deferred acquisition costs	—	—	(6)	—	(8)	—
Interest and debt expense	—	—	—	—	—	60
General and administrative expense	—	—	—	—	—	20
Total expenses	—	—	34	—	4	80
Pretax segment income (loss)	1	16	(34)	10	(15)	28
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	28
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$16	$(34)	$10	$(15)	$—

Included in Operating Earnings

	Annuities		Protection
	Market		Market
	Impacts	Variable Annuity	Impacts	Actuarial Model	Auto & Home
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	to DAC/DSIC (5)	Correction (7)	Reserves (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(2)	—	—	60
Amortization of deferred acquisition costs	(6)	—	(1)	7	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(7)	(2)	(1)	7	60
Pretax operating earnings	$7	$2	$1	$(7)	$(60)

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$42 million net expense related to hedged variable annuity benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$12 million net expense related to hedged indexed universal life benefits

$8 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$11 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)        Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(7)        Actuarial model correction in life and health

(8)        Increase in auto reserves

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2015

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2015

						Year-to-date
(in millions unless otherwise noted, unaudited)	4 Qtr 2014	1 Qtr 2015	2 Qtr 2015	3 Qtr 2015	4 Qtr 2015	2014	2015
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,619	$1,612	$1,653	$1,630	$1,562	$1,619	$1,562
Less income (loss) from discontinued operations, net of tax (last twelve months)	(2)	(1)	(1)	(1)	—	(2)	—
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,621	1,613	1,654	1,631	1,562	1,621	1,562
Less adjustments (1)	(41)	(54)	(39)	(84)	(154)	(41)	(154)
Operating earnings (last twelve months)	$1,662	$1,667	$1,693	$1,715	$1,716	$1,662	$1,716

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$8,270	$8,270	$8,176	$8,017	$7,808	$8,270	$7,808
Less AOCI, net of tax (five point quarter end average)	734	755	706	615	516	734	516
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,536	7,515	7,470	7,402	7,292	7,536	7,292
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	311	300	280	250	216	311	216
Operating equity (five point quarter end average)	$7,225	$7,215	$7,190	$7,152	$7,076	$7,225	$7,076

Return on equity excluding AOCI	21.5%	21.5%	22.1%	22.0%	21.4%	21.5%	21.4%
Operating return on equity excluding AOCI	23.0%	23.1%	23.5%	24.0%	24.3%	23.0%	24.3%

Effective Tax Rate
Income from continuing operations before income tax provision	$558	$618	$615	$463	$446	$2,547	$2,142
Less pretax income (loss) attributable to noncontrolling interests	28	86	61	(45)	23	381	125
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	530	532	554	508	423	2,166	2,017
Less adjustments (2)	(22)	(30)	(28)	(50)	(129)	(63)	(237)
Pretax operating earnings	$552	$562	$582	$558	$552	$2,229	$2,254

Income tax provision from continuing operations	$104	$139	$139	$111	$66	$545	$455
Operating income tax provision	$112	$150	$148	$129	$111	$567	$538

Effective tax rate	18.7%	22.5%	22.6%	24.1%	14.8%	21.4%	21.3%
Effective tax rate excluding noncontrolling interests	19.7%	26.1%	25.1%	21.9%	15.6%	25.2%	22.6%
Operating effective tax rate	20.3%	26.7%	25.4%	23.1%	20.1%	25.4%	23.9%

(1)

Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)

Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; and integration/restructuring charges.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Fourth Quarter 2015

(in millions unless otherwise noted, unaudited)	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Long-term Debt Summary
Senior notes	$2,768	$2,772	$2,761	$2,766	$2,402
Junior subordinated notes	294	294	294	253	245
Capital lease obligations	—	—	—	—	60
Total Ameriprise Financial long-term debt	3,062	3,066	3,055	3,019	2,707
Less fair value of hedges and unamortized discount	68	72	61	66	52
Less capital lease obligations	—	—	—	—	60
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount and capital lease obligations	$2,994	$2,994	$2,994	$2,953	$2,595

Equity Summary
Total equity	$9,305	$9,259	$8,996	$8,821	$8,405
Less noncontrolling interests	1,181	1,064	1,121	1,192	1,188
Total Ameriprise Financial shareholders’ equity	8,124	8,195	7,875	7,629	7,217
Less equity of consolidated investment entities	222	266	243	162	131
Total Ameriprise Financial shareholders’ equity excluding CIEs	$7,902	$7,929	$7,632	$7,467	$7,086

Capital Summary
Total Ameriprise Financial long-term debt	$3,062	$3,066	$3,055	$3,019	$2,707
Total Ameriprise Financial shareholders’ equity	8,124	8,195	7,875	7,629	7,217
Total Ameriprise Financial capital	11,186	11,261	10,930	10,648	9,924
Less equity of consolidated investment entities	222	266	243	162	131
Less fair value of hedges and unamortized discount	68	72	61	66	52
Less capital lease obligations	—	—	—	—	60
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs	$10,896	$10,923	$10,626	$10,420	$9,681

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	27.4%	27.2%	28.0%	28.4%	27.3%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, capital lease obligations and equity of CIEs	27.5%	27.4%	28.2%	28.3%	26.8%

Ameriprise Financial shareholders’ equity	$8,124	$8,195	$7,875	$7,629	$7,217
AOCI	662	704	500	461	253
Appropriated retained earnings of CIEs	234	279	257	174	137
AOCI attributable to CIEs	(12)	(13)	(14)	(12)	(6)

Ameriprise Financial shareholders’ equity	$8,124	$8,195	$7,875	$7,629	$7,217
Less AOCI	662	704	500	461	253
Ameriprise Financial shareholders’ equity excluding AOCI	$7,462	$7,491	$7,375	$7,168	$6,964

Ameriprise Financial shareholders’ equity	$8,124	$8,195	$7,875	$7,629	$7,217
Less appropriated retained earnings of CIEs	234	279	257	174	137
Less AOCI	662	704	500	461	253
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,228	$7,212	$7,118	$6,994	$6,827